Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

22.  Commitments and Contingencies

(a) Commitments

As of December 31, 2021, future minimum commitments under non-cancelable agreements were as follows (in thousands):

	Property Management Costs	Bandwidth Purchases	Cooperation with Phoenix TV Group	Content Purchases	Property and Equipment, and Intangible Assets	Equity Investment	Others	Total
	RMB	RMB	RMB	RMB	RMB	RMB	RMB	RMB
2022	4,673	31	46,275	8,175	2,164	9,000	6,130	76,448
2023	1,573	—	46,275	230	—	—	365	48,443
2024	1,345	—	—	200	—	—	154	1,699
2025	978	—	—	200	—	—	132	1,310
2026 and thereafter	937	—	—	—	—	—	39	976
Total	9,506	31	92,550	8,805	2,164	9,000	6,820	128,876

The amounts of cooperation with Phoenix TV Group are calculated according to the agreements between the Group and Phoenix TV Group (see Note 2(a)).

Upon the adoption of ASC 842 on January 1, 2019, future minimum lease payments for operating lease commitments as of December 31, 2021 are disclosed in Note 2(x).

22.  Commitments and Contingencies (Continued)

(a) Commitments (Continued)

The Group did not have any significant capital and other commitments, long-term obligations, or guarantees as of December 31, 2020 and 2021.

(b) Litigation

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. The Group is currently a party to certain legal proceedings and claims which in the opinion of the Company’s management, adequate provisions have been recorded to cover the probable loss of those that can be reasonably estimated, while other claims are considered would not have material adverse effect, individually or in the aggregate, on the Group’s financial position, results of operations or cash flows.

In April 2018, the Group received notices from a local court that certain plaintiffs have filed a lawsuit against it about the infringement of copyright and unauthorized selling on the Group’s website and mobile applications for a piece of literature work, with the related claim for damages of approximately RMB99.8 million. However, the actual income the Group generated from such literature work was less than RMB1,500. The Group received the judgment from the local court in April 2020 and received the final judgement from a higher local court in December 2020, which both ordered it to pay the plaintiffs a total of approximately RMB1.0 million in damages to the plaintiff. The Group had paid the total of approximately RMB1.0 million to the plaintiff and fulfilled its obligation under the judgment. Nevertheless, the plaintiff could still apply for a retrial under PRC civil procedures. As of the date of this annual report, the time limit for an application for a retrial has not expired yet and the Group cannot assure that the plaintiffs will not make such application.

Litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. There exists the possibility of a material adverse impact on the Group’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods.

(c) Long-term Liabilities for Uncertain Tax Positions

As mentioned in Note 16, as of December 31, 2020 and 2021, the Group had recorded uncertain tax positions of RMB28.2 million and RMB28.3 million, respectively.